July 8, 2019

BNY MELLON Advantage Funds, Inc.

BNY Mellon Technology Growth Fund

Supplement to Current Summary Prospectus and Prospectus

Effective October 1, 2019, the following information supersedes and replaces the information contained in the section titled "Portfolio Management" in the summary prospectus and the section titled "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Adviser).

The fund is managed by a team of portfolio managers employed by BNYM Adviser and Mellon Investments Corporation (Mellon), an affiliate of BNYM Adviser.  Erik Swords is the team member primarily responsible for managing the fund's portfolio.  Mr. Swords is a director and senior research analyst and portfolio manager with Mellon, and has been a primary portfolio manager of the fund since December 2008.

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Effective October 1, 2019, the following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers.  Erik Swords is the team member primarily responsible for managing the fund's portfolio.  Mr. Swords is a director and senior research analyst and portfolio manager with Mellon Investments Corporation, and has been a primary portfolio manager of the fund since December 2008.  He has been employed by Mellon or a predecessor company of Mellon since 2005, and by BNYM Adviser since 2009.  Mr. Swords manages the fund in his capacity as an employee of BNYM Adviser.

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